UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2020

AVAYA HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware		001-38289	26-1119726
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification Number)

4655 Great America Parkway
Santa Clara,	California		95054
(Address of Principal Executive Office)			(Zip Code)
Registrant's telephone number, including area code: (908) 953-6000
N/A
(Former Name or Former Address, if Changed Since Last Report)
 ____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AVYA	New York Stock Exchange

Item 7.01 Regulation FD Disclosure
In connection with the Offering (as defined below), Avaya Holdings Corp. (“Avaya”) is hereby furnishing certain information included in the confidential preliminary offering memorandum, dated as of September 8, 2020, that is being provided to investors in connection with the Offering. This information is included in Exhibit 99.1 hereto and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events
On September 8, 2020, Avaya issued a press release to announce the launch of Avaya Inc.’s (the “Company”) offer to sell $750.0 million aggregate principal amount of its Senior First Lien Notes due 2028 (the “Notes”) in a private offering (the “Offering”) to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act. A copy of this press release is filed hereto as Exhibit 99.2 and is incorporated by reference herein.
The Notes will be the Company’s senior secured obligations and will be guaranteed on a senior secured basis by Avaya and each of the Company’s wholly-owned domestic subsidiaries that guarantee the Company’s term loan and asset-based revolving credit facilities. The Company intends to use the proceeds from the Offering to repay, repurchase or otherwise make certain payments in respect of outstanding indebtedness under its term loan credit facility and pay related fees, costs, and expenses. The Offering is subject to market conditions.

This Current Report shall not constitute an offer to sell, a solicitation to buy or an offer to purchase or sell any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. Any offer, or solicitation to buy, if at all, will be made only by means of a confidential offering memorandum.
Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Name
99.1	Excerpts from confidential preliminary offering memorandum, dated as of September 8, 2020, in connection with the Offering.
99.2	Press Release, dated September 8, 2020, entitled “Avaya Announces Notes Offering.”
104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVAYA HOLDINGS CORP.
Date: September 8, 2020	By:	/s/ Kieran J. McGrath
	Name:	Kieran J. McGrath
	Title:	Executive Vice President and Chief Financial Officer